ADVANCED DETECTORS, INC.
                               1220 Avenida Acaso
                           Camarillo, California 93102


                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                November 12, 1996


To the Stockholders of Advanced Detectors, Inc.:

     You are invited to attend the Annual Meeting of the Stockholders (the "Annual Meeting") of Advanced Detectors, Inc., which will be held at the offices of Cozen and O'Connor, 1900 Market Street, Third Floor, Philadelphia, Pennsylvania 19103, at 10:00 a.m., local time, on November 12, 1996, to consider the following matters:

          (1) The election of five Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

          (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on October 16, 1996 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on October 16, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

     The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the offices of Cozen and O'Connor, 1900 Market Street, Third Floor, Philadelphia, Pennsylvania 19103.

     Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

October 21, 1996                            By Order of the Board of Directors

                                            Steven N. Haas
                                            Corporate Secretary

                            ADVANCED DETECTORS, INC.
                               1220 Avenida Acaso
                           Camarillo, California 93102



                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 12, 1996

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Detectors, Inc., a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the offices of Cozen and O'Connor, 1900 Market Street, Third Floor, Philadelphia, Pennsylvania 19103, at 10:00 a.m., local time, on November 12, 1996, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director.

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1220 Avenida Acaso, Camarillo, California 93102 either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and 1996 Annual Report to Stockholders are being sent to stockholders on or about October 21, 1996.

                                VOTING SECURITIES

     October 16, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 3,490,583 shares of Common Stock, $.01 par value, excluding 15,723 treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of directors will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of directors are not included in determining a quorum for such matter. There is no cumulative voting in the election of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 16, 1996, certain information
(i) as to those persons known to the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company, and (ii) concerning the number of shares of Common Stock of the Company beneficially owned by each Director and each nominee for Director of the Company individually, and by all Directors and executive officers as a group. Unless otherwise noted, all shares are directly owned and the sole voting and investment power is held by the persons indicated.



Name and Address of Beneficial Owner             Shares Beneficially Owned            Beneficial Ownership Percentage (1)
------------------------------------             -------------------------            -----------------------------------

Bernhardt Denmark (2)                              652,020 (3)                                       16.1%

Dr. Andrzej J. Dabrowski (2)                       587,713 (4)                                       13.9%

Dr. Jan Iwanczyk (2)                               215,953 (5)                                       5.1%

J. Morton Davis
44 Wall Street
New York, New York                               1,779,565 (6)                                       46.0%

John Pappajohn
Equity Dynamics, Inc.
2116 Financial Center
Des Moines, IA                                     540,000 (7)                                       13.5%

James H. Gerberman                                   80,000 (8)                                      1.1%

Gilbert Goldstein (2)                              321,000 (9)                                       5.9%

Nathan Greenberg (2)                               192,036(10)                                       1.5%

Richard Serbin                                          __                                            *

Dr. Max Tesler                                          __                                            *

Gen. John A. Wickham, Jr. USA (Ret.) (2)           26,500 (11)                                        *

Dr. Morris Shamos (2)                              55,500 (12)                                         *

All Directors and Executive Officers as a        2,695,572 (3),(4),(5),(8),(9),                      61.8%
Group (9 persons)                                            (10),(11),(12)


---------------------------------
*  Represents less than one percent

(1) Based on 3,490,583 shares of Common Stock outstanding on October 16, 1996 (excluding 15,723 treasury shares).

(2) The address of this person is c/o Advanced Detectors, Inc., 1220 Avenida Acaso, Camarillo, CA 93012.

(3) Includes 500,000 shares of Common Stock subject to immediately exercisable options granted to Mr. Denmark in November 1992 and July 1993 and 50,000 shares subject to immediately exercisable warrants.

(4) Includes 350,500 shares of Common Stock subject to immediately exercisable options.

(5) Includes 175,000 shares of Common Stock subject to immediately exercisable options.

(6) Includes 1,308,885 shares of Common Stock and 725,736 shares subject to immediately exercisable warrants owned by D.H. Blair Investment Banking Corporation ("Blair Investment"). Mr. Davis is the sole shareholder of D.H. Blair Holdings, Inc. ("Blair Holdings"), of which Blair Investment is a wholly-owned subsidiary. Also includes 115,760 shares owned by Mr. Davis' wife, Rosalind Davidowitz; 75,900 shares owned by Parliament Hill Corporation ("PHC"); and 48,500 shares and 37,420 shares subject to immediately exercisable warrants owned by Parliament Hill Capital Corporation ("PHCC"), a wholly-owned subsidiary of PHC. PHC is a publicly-held corporation of which Mr. Davis' wife beneficially owns 72.6% and Blair Investment beneficially owns approximately 18%. Mr. Davis disclaims ownership of all shares owned by PHC, PHCC, and Mr. Davis' wife. This information is derived from a Schedule 13D filed by J. Morton Davis, D.H. Blair Investment Banking Corp. and Rosalind Davidowitz with the Securities and Exchange Commission.

(7) Includes 500,000 shares of Common Stock subject to immediately exercisable warrants.

(8) Represents 80,000 shares of Common Stock subject to immediately exercisable options.

(9) Includes 26,500 shares of Common Stock subject to immediately exercisable options. Also includes 164,500 shares and 120,000 shares subject to immediately exercisable warrants owned by GW Properties, a general partnership in which Mr. Goldstein is a general partner.

(10) Includes 27,500 shares of Common Stock subject to immediately exercisable options and 120,000 shares subject to immediately exercisable warrants. Also includes 10,526 shares owned by Mr. Greenberg's spouse as to which Mr. Greenberg disclaims beneficial ownership.

(11) Represents 26,500 shares subject to immediately exercisable options.

(12) Includes 26,500 shares subject to immediately exercisable options.


                             ELECTION OF DIRECTORS

     Currently, the Board of Directors consists of seven Directors. Four of the Directors, Bernhardt Denmark, Dr. Andrzej J. Dabrowski, Dr. James H. Gerberman and Dr. Morris Shamos, have declined to stand for re-election. The remaining three incumbent Directors, Gilbert Goldstein, Nathan Greenberg and General John Wickham, are nominees for election as Director, and the Board of Directors has designated two additional persons, Dr. Max Tesler and Richard Serbin, as nominees for election as Director. Consequently, five persons will be elected as Directors of the Company at the Meeting, leaving two vacancies following the Meeting. Pursuant to the authority vested in the Board of Directors by the Company's Bylaws, the Board of Directors, immediately following the Meeting, will fix the number of Directors of the Company at five, thereby removing the vacancies. Although there are two fewer nominees for election than the number currently allowed pursuant to the Company's By-laws, Proxies cannot be voted for a greater number of persons than the five nominees named below. Each of the five elected Directors will serve, subject to the provisions of the Company's By-laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the five persons designated as nominees below. The Board of Directors believes that the nominees named below are willing to serve as directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee.

     The following sets forth certain information concerning the incumbent Directors, the nominees for election as Director and the executive officers of the Company:

Name                                Age     Position
----                                ---     --------

Bernhardt Denmark                   79      Director

James H. Gerberman                  43      President, Treasurer and Director


Jan S. Iwanczyk                     49      Vice President (Research and
                                            Development)

Andrzej J. Dabrowski                57      Director

Nathan Greenberg                    77      Director; Nominee for Director

Gilbert Goldstein                   66      Director; Nominee for Director

Gen. John Wickham, Jr. USA (Ret.)   68      Director; Nominee for Director

Dr. Morris Shamos                   78      Director

Dr. Max Tesler                      65      Nominee for Director

Richard Serbin                      51      Nominee for Director


     Bernhardt Denmark served as Chairman of the Board of Directors of the Company from November 1992 until January 1996, and as its President from May 1994 until July 31, 1995. Prior to serving as President of the Company, Mr. Denmark had been a private investor for greater than five years.

     James H. Gerberman has served as President of the Company since July 1995 and as Treasurer and a director since October, 1995. From February 1993 until joining the Company, Dr. Gerberman was Director of Analytical Instruments for TN Technologies, Inc., where he was responsible for all aspects of that company's x-ray fluorescence instrumentation business. From May 1988 until February 1993, Dr. Gerberman was Materials Manager for Tremetrics, Inc., where he was responsible for all materials disciplines.

     Andrzej J. Dabrowski, Ph.D., has been a Director of the Company since its inception in June 1985 and served as President from November 1992 to May 1994. He currently serves as Executive Vice President, Chief Scientific Officer and a director of Advanced Photonix, Inc., an American Stock Exchange traded company which was formerly a subsidiary of the Company ("Advanced Photonix"). Previously, Dr. Dabrowski served as President and Chief Executive Officer of the Company from June 1985 until January 1991 and as

Chairman of the Board from February 1990 until January 1991. Dr. Dabrowski also served as Vice Chairman of the Board of Directors of the Company from January 1991 until November 1992; as Treasurer from June 1985 until July 1991; and as Secretary from January 1991 until November 1991. He served as President and Chief Executive Officer of Advanced Photonix from its formation in June 1988 until May 1989 and as Treasurer until October 1992. From 1983 until December 1986, Dr. Dabrowski served as Director of the Institute of Physics (the "Institute") of the University of Southern California School of Medicine, formerly a research and development facility.

     Jan S. Iwanczyk, Ph.D., has been Vice President of Research and Development of the Company since February 1990. He previously had been affiliated with the Company since October 1985 on a consulting basis. From June 1988 until February 1990, he was Vice President of Research and Development of Advanced Photonix. From March 1990 until November 1990, Dr. Iwanczyk was a consultant to Advanced Photonix. From 1983 to December 1, 1989, Dr. Iwanczyk held the position of Associate Professor of Research Radiology at the Institute. Dr. Iwanczyk is an internationally recognized authority in the fields of solid state physics, nuclear electronics, x-ray and gamma ray detection systems, solid state ionizing radiation detectors and solid state light detectors. In addition, he has served as a scientific consultant to several commercial and United States government organizations.

     Nathan Greenberg has been a Director of the Company since April 1991. Mr. Greenberg founded the accounting firm of Greenberg, Rosenblatt, Kull & Bitsoli, P.C. in Worcester and Springfield, Massachusetts in 1958 and has been a member of that firm since its founding. He also serves as a director of Kleinert's, Inc.

     Gilbert Goldstein has been a Director of the Company since November 1992. For more than the past five years, Mr. Goldstein has been an entrepreneur involved in major real estate developments and venture capital investments. Mr. Goldstein also serves as a director of MAFCO (MacAndrews and Forbes Holding Co.).

     Gen. John A. Wickham, Jr. USA (Ret.) was appointed a Director of the Company in July 1993. Gen. Wickham also serves as a director of NORTEL, Thompson, CSJ and Chairman of the Board of Honeywell Federal Systems. From 1987 to 1992, he was President and CEO of Armed Forces Communications and Electronics Association. From 1983 to 1987, he was Chief of Staff of the United States Army.

     Dr. Morris Shamos was appointed a Director of the Company in July 1993. Since 1983 he has been President of M.H. Shamos & Associates, a high technology consulting firm, and serves as a director of Anagen Holdings Ltd. He is Professor Emeritus of Physics at New York University.

     Dr. Max A. Tesler, a nominee for director, currently is Chairman and Chief Executive Officer of Rymax Laboratories, Inc., a position he has held since 1995. From 1977 to 1995, Dr. Tesler was President and CEO of PharmaControl Corp./Pharmaceutical Formulations, Inc., a publicly-held company originally formed to conduct the research and development of medical diagnostic instrumentation and which subsequently engaged in pharmaceutical manufacturing. From 1969 to 1979, Dr. Tesler was Chairman of the Board of a publicly-held independent testing company for the pharmaceutical industry which was a forerunner to the present contract research organization (CRO's).

     Richard S. Serbin, a nominee for director, has been since 1991 Executive Vice President of Bioimaging Technology, Inc., a leader in advanced medical image processing technology. Mr. Serbin served as Chairman of the Board of Radius Scientific, Inc. from 1991 to 1992, and as President of Bradley Pharmaceuticals, Inc. from 1989 to 1990. In addition, Mr. Serbin served as Vice President of Corporate Development at Ortho Pharmaceuticals, a division of Johnson & Johnson, from 1979 to 1983 and Chief Regulatory counsel for Revlon, Inc. from 1977 to 1979. Mr. Serbin holds degrees as both a pharmacist and as an attorney specializing in intellectual property.

     Each of the Company's Directors is elected to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified. The Company's officers serve at the discretion of the Board of Directors.

Meetings and Compensation of the Board of Directors

     The Board of Directors held four meetings during the fiscal year ended March 31, 1996. The Board of Directors has a Stock Option Administration Committee, which administers all of the Company's stock option plans, and an Audit Committee, which reviews the Company's internal accounting procedures and meets with, and reviews the services provided by, the Company's independent auditors. The Stock Option Committee did not meet during the fiscal year ended March 31, 1996. The Audit Committee met once during the fiscal year ended March 31, 1996.

Compensation of Directors

     Each non-employee Director of the Company receives an annual fee of $10,000 payable quarterly. Each non-employee Director also receives a Board Meeting fee of $1,000 for each meeting attended plus reimbursement for expenses incurred in attending meetings. Commencing in January, 1995, the Board of Directors agreed to defer its Director fees until the Company was more financially capable of providing for these payments. Certain non-employee Directors are also granted stock options upon their appointment to the Board of Directors and on an annual basis so long as they remain on the Board pursuant to a formula under the Company's 1991 Stock Option and Incentive Program. Directors who also serve as officers of the Company do not receive compensation in consideration for their services as Directors. They are reimbursed, however, for reasonable travel expenses incurred in connection with meetings of the Board of Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid and/or accrued to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose total compensation exceeded $100,000 for services rendered to the Company during the fiscal year ended March 31, 1996:


                                       Annual Compensation                            Long-Term Compensation
                                       -------------------                            ----------------------


Name and Principal      Fiscal                       Other Annual                         Stock Options   LTIP      All Other
Position                Year       Salary($)       Compensation($)(1)   Stock Awards      (# of Shares)   Payouts   Compensation(2)
--------                ----       ---------       ------------------   ------------      -------------   -------   ---------------

Bernhardt Denmark       1996       $100,000(3)           -                                    -                         -
Chairman of Board       1995       $250,000(3)                                                -
Chief Executive         1994       $250,000(3)                                             250,000
Officer(4)

James Gerberman         1996       $140,000(5)                                             200,000                   $2,100
President,
Treasurer and
Director(5)

Jan S. Iwanczyk         1996       $125,000              -                                                           $3,750
Vice President          1995       $125,000                                                195,000                   $3,800
Research and            1994       $148,704                                                   -                      $4,200
Development


----------

(1) Did not exceed, for each named officer, the lesser of $50,000 or 10% of such officer's total salary for such year.

(2) Represents the amount of matching contributions made by the Company on behalf of the named executive officer pursuant to the Company's 401K Plan.

(3) Commencing in fiscal year 1994 until September 1996, Mr. Denmark agreed to defer payment of his salary, which is currently being accrued by the Company. From September 1996 until his resignation in January 1996, Mr. Denmark was paid $29,167.

(4)  Mr. Denmark resigned as Chairman and Chief Executive Officer in January
     1996.

(5) Dr. Gerberman was appointed President in July 1995 and Treasurer in October 1995. Of his $140,000 annual salary, Dr. Gerberman was paid $103,475 in fiscal year 1996.

Stock Options

     The following table sets forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during fiscal year 1996 and unexercised stock options held by such persons at the end of 1996.

                       OPTIONS GRANTED IN LAST FISCAL YEAR


                                                           Percentage of Total
                                                           Options Granted to
Name(1)                       Options Granted (#)(2)       Employees in Fiscal Year     Exercise Price ($/Sh)(3)     Expiration Date
-------                       ----------------------       ------------------------     ------------------------     ---------------
James Gerberman                    200,000                          75%                         $1.00                    7/5/2005

----------

(1)  See Summary Compensation Table for the title of the person named above.

(2) Options granted are for Common Stock which are exercisable in five equal cumulative annual installments.

(3)  Options were granted at fair market value on the date of grant.

                                       OPTIONS EXERCISED IN FISCAL YEAR 1996
                                         AND FISCAL YEAR END OPTION VALUES

==========================================================================================================================
                                         Number of Unexercised Options at         Value of Unexercised In-the-Money-
                                         Fiscal Year End                          Options at Fiscal Year End ($)
                                         Exercisable/Unexercisable
==========================================================================================================================
Name (1)                                                                          Exercisable/Unexercisable (2)
--------------------------------------------------------------------------------------------------------------------------
James Gerberman                                40,000/160,000                                -/-
--------------------------------------------------------------------------------------------------------------------------
Bernhardt Denmark                             500,000/-                                      -/-
--------------------------------------------------------------------------------------------------------------------------
Jan S. Iwanczyk                               165,000/30,000                                 -/-
==========================================================================================================================

----------

(1)  See Summary Compensation Table for titles of the persons named above.

(2) Calculated by subtracting the exercise price from the fair market value of the underlying shares at March 31, 1996.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent (10%) of a registered class of the Company's common stock (collectively "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on Company's review of the copies of these reports received by it, the Company believes that all filings required to be made by the Reporting Persons for the period April 1, 1995 through March 31, 1996 were made on a timely basis.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In August, 1996, the Company obtained "bridge financing" from certain of the Company's directors, certain of its stockholders and others (collectively, the "Loans"). Of the $480,000 aggregate amount of the Loans, the following amounts were loaned by directors and stockholders owning in excess of 5% of the issued and outstanding capital stock of the Company: $50,000 from Nathan Greenberg; $200,000 from D.H. Blair Investment Banking Corp., of which J. Morton Davis is the sole shareholder; $50,000 from GW Properties, of which Gilbert Goldstein is a general partner; and $5,000 from Dr. Max Tesler, a nominee for director. The Loans bear interest at the prime rate determined by CoreStates Bank, N.A., and interest and principal are payable in full on January 31, 1997. The Loans are secured by a first lien and security interest in the Company's assets and by a pledge by the Company of its stock option to purchase 750,000 shares of common stock of Advanced Photonix, Inc. In addition, as an inducement to the lenders to make the Loans, each lender was issued a five year warrant to purchase that number of shares of the Company's Common Stock as equals the aggregate face amount of the loan made by such lender, at an exercise price of $.25 per share.

     On January 30, 1992, the Company entered into an agreement with D.H. Blair & Co., Inc., pursuant to which D.H. Blair & Co., Inc. will, on a non-exclusive basis, provide financial and investment banking advisory and consulting services to the Company until January 30, 1997. In consideration for such agreement, the Company granted D.H. Blair & Co., Inc. warrants to purchase up to 150,000 shares of the Company's Common Stock at $2.40 per share, exercisable over a five year term.

     On June 16, 1992, the Company entered into a two year consulting agreement with John Pappajohn, a five percent beneficial holder of common stock, experienced in providing financial consulting advice to public companies, pursuant to which he has agreed to assist the Company in analyzing future financing requirements, negotiating credit arrangements with financial institutions and locating and negotiating with sources for capital funding. In consideration for his services to the Company, the Company granted Mr. Pappajohn a warrant to purchase up to 500,000 shares of their respective Class A Common Stock. The warrant, which expires in December 1997, is exercisable in full and contains certain demand and piggyback registration rights.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Farber & Hass, independent auditors, audited the Company's financial statements for fiscal year 1996. The Board of Directors has selected Farber & Hass to continue as the Company's independent auditors to audit the books of account and other records of the Company for the fiscal year ending March 31, 1997. Representatives of Farber & Hass are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.


                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1997 must be received by the Company at its principal executive office by no later than June 16, 1997.


                                    By Order of the Board of Directors

                                    Steven N. Haas
                                    Corporate Secretary

Camarillo, California
October 21, 1996



THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO THE SECRETARY, 1220 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

               Proxy Solicited on Behalf of the Board of Directors

                            ADVANCED DETECTORS, INC.
                              Camarillo, California

   The undersigned hereby appoints Gilbert Goldstein and Nathan Greenberg, or either one of them acting in the absence of the other, with full power of substitution, the true and lawful attorneys and proxies for the undersigned to vote, as designated below, all shares of Common Stock of ADVANCED DETECTORS, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on November 12, 1996 at 10:00 a.m., Eastern time, at the offices of Cozen and O'Connor, 1900 Market Street, Third Floor, Philadelphia, Pennsylvania, and at any and all adjournments and postponements thereof.

1. The election of directors:

   Nathan Greenberg, Gilbert Goldstein, Richard Serbin, Dr. Max Tesler and Gen. John A. Wickham, Jr. USA (Ret.).

   |_|  VOTE FOR all nominees set forth       |_| VOTE WITHHELD from
        above except those whose names            all nominees
        are stricken above (if any).

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed above.

2. In their discretion, to vote on such other matters as may properly come before the meeting.

                            (PLEASE SEE REVERSE SIDE)

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS INDICATED HEREIN. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES LISTED HEREIN AND WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS OF ADVANCED DETECTORS, INC.


                     Dated:______________________________________, 1996


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                                     Signature(s)

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                                     Signature(s)

Please sign exactly as name appears. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person. If joint tenancy, please have both joint tenants sign.

         Please Date, Sign and Return in the Enclosed Envelope Promptly